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                                                               EXHIBIT NO. 99.11

                                    GMAC LLC
                             200 RENAISSANCE CENTER
                           12TH FLOOR, MC: 482-B12-C24
                                DETROIT, MI 48265

                                  May 28, 2007

The Bank of New York (Delaware)
100 White Clay Center, Route 273
Newark, DE 19711

GMAC LLC, as Servicer
200 Renaissance Center
12th Floor, MC: 482-B12-C24
Detroit, MI 48265

Central Originating Lease Trust
c/o Deutsche Bank Trust Company Delaware
1011 Centre Road, Suite 200
Wilmington, DE 19805-1266

     Re:  Transfer Direction re: Beneficial Interest in Applicable Trust Estate

Ladies and Gentlemen:

     Reference is hereby made to that certain Second Amended and Restated Trust and Servicing Agreement, dated as of March 25, 2004 (as it may be amended from time to time, the "VAULT Trust Agreement") between The Bank of New York (Delaware), as successor to Chase Bank USA, National Association (f/k/a Chase Manhattan Bank USA, National Association) as Trustee (the "Trustee") and GMAC LLC, as successor to General Motors Acceptance Corporation ("GMAC"), as Servicer and as Initial Trust Beneficiary, and acknowledged and agreed to by Central Originating Lease Trust ("COLT") as a Trust Beneficiary pursuant to the New COLT Designation. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the VAULT Trust Agreement, or if not defined therein, in Part I of Exhibit A to the COLT Servicing Agreement, dated as of June 7, 2007 (the "COLT Servicing Agreement") between GMAC, COLT and The Bank of New York Trust Company, N.A., as COLT Indenture Trustee.

     Pursuant to Section 9.1 of the VAULT Trust Agreement, GMAC hereby informs the Trustee that it intends to convey all of its right, title and interest in and to its Beneficial Interest in that portion of its respective Applicable Trust Estate consisting of the Leased Vehicles identified on Schedule I hereto (collectively, the "Transferred Vehicles") to COLT (the "Transferee"). GMAC hereby instructs the Trustee from and after June 7, 2007 (the "Transfer Effective Date") and until otherwise directed by the Transferee, to hold legal title to the Applicable Trust Estate as nominee for the benefit of the Transferee. GMAC acknowledges and agrees by execution of this Transfer Direction that it shall no longer hold any Beneficial Interest

                                                COLT 2007-SN1 Transfer Direction

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in the Transferred Vehicles from and after the Transfer Effective Date. Further,
GMAC, as Servicer, shall amend each Schedule of Vehicles maintained pursuant to the VAULT Trust Agreement to remove from the GMAC Series any reference to the Transferred Vehicles and shall reallocate such Transferred Vehicles to the New COLT Series. Furthermore, GMAC, as Servicer, shall provide notice to the Trustee of its intention to exercise the optional repurchase right with respect to the Series 2007-SN1 Lease Assets under Section 6.01 of the COLT Servicing Agreement.

     Pursuant to Section 9.1 of the VAULT Trust Agreement, COLT represents and warrants that it is not an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, a "plan" described in Section 4975(e)(1) of the Code, or an entity whose underlying assets include plan assets by reason of investment by an employee benefit plan or a plan in such entity.

     COLT hereby reaffirms its agreement to be bound by the terms of the VAULT Trust Agreement as a Trust Beneficiary pursuant to (x) the New COLT Designation, and (y) its acceptance and agreement to the VAULT Trust Agreement.

     The Trustee and the Servicer agree that this Transfer Direction will become effective on the Transfer Effective Date upon delivery of an executed counterpart of this Transfer Direction and receipt of an opinion of counsel to GMAC that the transfer effected hereunder is permitted by Section 9.1 of the VAULT Trust Agreement.


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     Please acknowledge your receipt of and agreement to this Transfer Direction by signing a counterpart hereof in the space provided below.

                                        Sincerely,

                                        GMAC LLC, as Initial Trust Beneficiary


                                        By: /s/ C.J. Vannatter
                                            ------------------------------------
                                        Name: C.J. Vannatter
                                        Title: Director - Global Securitization


                                       S-1

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ACKNOWLEDGED AND AGREED:

THE BANK OF NEW YORK (DELAWARE),
not in its individual capacity but
solely as Trustee


By: /s/ Kristine K. Gullo
    ---------------------------------
Name: Kristine K. Gullo
Title: Vice President


GMAC LLC,
as Servicer


By: /s/ C.J. Vannatter
    ---------------------------------
Name: C.J. Vannatter
Title: Director - Global Securitization


CENTRAL ORIGINATING LEASE TRUST,
as a Trust Beneficiary and Transferee

By: DEUTSCHE BANK TRUST COMPANY
DELAWARE, not in
its individual capacity but solely as
COLT Owner Trustee


By: /s/ Jenna Kaufman
    ---------------------------------
Name: Jenna Kaufman
Title: Attorney-in-Fact


By: /s/ Aranka R. Paul
    ---------------------------------
Name: Aranka R. Paul
Title: Attorney-in-Fact


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                                                                      SCHEDULE I

                           SCHEDULE OF LEASED VEHICLES

                  On file with The Bank of New York (Delaware).